
                                                                                                                      Exhibit 99.2
CASE NAME:  PRESIDENT CASINOS, INC. FORM OPR-1A AND 1B
CASE NUMBER:  02-53005              COMPARATIVE BALANCE SHEET

                                        ----------------------------------------------------------------------------------------
ASSETS                                      MONTH          MONTH          MONTH         MONTH          MONTH          MONTH
------
                                        ----------------------------------------------------------------------------------------
                                           03/31/08       04/30/08       05/31/08      06/30/08       07/31/08       08/31/08
                                        ----------------------------------------------------------------------------------------
CURRENT ASSETS:
                                        ----------------------------------------------------------------------------------------
CASH                                              75          1,000          1,000         1,565            675            675
                                        ----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS                       685,728        684,555        684,645       688,562        689,589        689,820
                                        ----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE, NET                         217          2,248          3,517           147            232          1,146
                                        ----------------------------------------------------------------------------------------
INVENTORY, AT LOWER OF COST OR MARKET              0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------
PREPAID EXPENSES & DEPOSITS                   29,626         28,334         27,216        25,925         24,633         23,342
                                        ----------------------------------------------------------------------------------------
OTHER:  INTERCOMPANY RECEIVABLE                    0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------
                                                   0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------

                                        ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         715,646        716,137        716,376       716,199        715,129        714,983
                                        ----------------------------------------------------------------------------------------

                                        ----------------------------------------------------------------------------------------
FIXED ASSETS (SCHEDULE B)                          0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                      0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------

                                        ----------------------------------------------------------------------------------------
NET FIXED ASSETS                                   0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------

OTHER ASSETS
                                        ----------------------------------------------------------------------------------------
INVESTMENTS IN SUBS                        3,219,190      3,130,435      3,063,256     2,997,766      2,949,586      2,871,123
                                        ----------------------------------------------------------------------------------------
                                                   0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------
                                                   0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------
                                                   0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------

                                        ----------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                         3,219,190      3,130,435      3,063,256     2,997,766      2,949,586      2,871,123
                                        ----------------------------------------------------------------------------------------

                                        ----------------------------------------------------------------------------------------
TOTAL ASSETS                               3,934,836      3,846,572      3,779,634     3,713,965      3,664,715      3,586,106
                                        ----------------------------------------------------------------------------------------

LIABILITIES
-----------

POST-PETITION LIABILITIES:
                                        ----------------------------------------------------------------------------------------
TAXES PAYABLE                                      0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------
ACCOUNTS PAYABLE                                   0              0              0           890              0              0
                                        ----------------------------------------------------------------------------------------
OTHER: ACCRUED EXPENSES                          325              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------
DUE TO INTERCOMPANY                                0              0              0             0              0              0
                                        ----------------------------------------------------------------------------------------

                                        ----------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES                  325              0              0           890              0              0
                                        ----------------------------------------------------------------------------------------



                                      1


                                        -------------------------------------------
ASSETS                                      MONTH          MONTH          MONTH
------
                                        -------------------------------------------
                                           09/30/08       10/31/08       11/30/08
                                        -------------------------------------------
CURRENT ASSETS:
                                        -------------------------------------------
CASH                                           5,675          5,675          4,682
                                        -------------------------------------------
SHORT TERM INVESTMENTS                       691,159        691,461        693,973
                                        -------------------------------------------
ACCOUNTS RECEIVABLE, NET                         966          2,042             46
                                        -------------------------------------------
INVENTORY, AT LOWER OF COST OR MARKET              0              0              0
                                        -------------------------------------------
PREPAID EXPENSES & DEPOSITS                   22,050         22,050         23,475
                                        -------------------------------------------
OTHER:  INTERCOMPANY RECEIVABLE                    0              0              0
                                        -------------------------------------------
                                                   0              0              0
                                        -------------------------------------------

                                        -------------------------------------------
TOTAL CURRENT ASSETS                         719,850        721,228        722,176
                                        -------------------------------------------

                                        -------------------------------------------
FIXED ASSETS (SCHEDULE B)                          0              0              0
                                        -------------------------------------------
LESS ACCUMULATED DEPRECIATION                      0              0              0
                                        -------------------------------------------

                                        -------------------------------------------
NET FIXED ASSETS                                   0              0              0
                                        -------------------------------------------

OTHER ASSETS
                                        -------------------------------------------
INVESTMENTS IN SUBS                        2,800,160      2,749,041      2,683,840
                                        -------------------------------------------
                                                   0              0              0
                                        -------------------------------------------
                                                   0              0              0
                                        -------------------------------------------
                                                   0              0              0
                                        -------------------------------------------

                                        -------------------------------------------
TOTAL OTHER ASSETS                         2,800,160      2,749,041      2,683,840
                                        -------------------------------------------

                                        -------------------------------------------
TOTAL ASSETS                               3,520,010      3,470,269      3,406,016
                                        -------------------------------------------

LIABILITIES
-----------

POST-PETITION LIABILITIES:
                                        -------------------------------------------
TAXES PAYABLE                                      0              0              0
                                        -------------------------------------------
ACCOUNTS PAYABLE                                   0            648              0
                                        -------------------------------------------
OTHER: ACCRUED EXPENSES                            0              0              0
                                        -------------------------------------------
DUE TO INTERCOMPANY                                0              0              0
                                        -------------------------------------------

                                        -------------------------------------------
TOTAL POST-PETITION LIABILITIES                    0            648              0
                                        -------------------------------------------





                                      2


                                       -----------------------------------------------------------------------------------------
                                            MONTH          MONTH          MONTH         MONTH          MONTH          MONTH

                                       -----------------------------------------------------------------------------------------
                                           03/31/08       04/30/08       05/31/08      06/30/08       07/31/08       08/31/08
                                       -----------------------------------------------------------------------------------------

PRE-PETITION LIABILITIES:
                                       -----------------------------------------------------------------------------------------
NOTES PAYABLE                                      0              0              0             0              0              0
                                       -----------------------------------------------------------------------------------------
ACCRUED INTEREST                                   0              0              0             0              0              0
                                       -----------------------------------------------------------------------------------------
PRIORITY DEBT                                      0              0              0             0              0              0
                                       -----------------------------------------------------------------------------------------
UNSECURED DEBT                               103,673        103,673        103,673       103,673        103,674        103,674
                                       -----------------------------------------------------------------------------------------
INVESTMENT IN SUBSIDIARIES                         0              0              0             0              0              0
                                       -----------------------------------------------------------------------------------------
OTHER:                                             0              0              0             0              0              0
                                       -----------------------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------------------
TOTAL LIABILITIES                            103,998        103,673        103,673       104,563        103,674        103,674
                                       -----------------------------------------------------------------------------------------


MINORITY INTEREST
                                       -----------------------------------------------------------------------------------------
THROUGH FILING DATE                          248,667        248,667        248,667       248,667        248,667        248,667
                                       -----------------------------------------------------------------------------------------
POST FILING DATE                           1,894,589      1,894,591      1,894,594     1,894,596      1,894,598      1,894,600
                                       -----------------------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------------------
TOTAL MINORITY INTEREST                    2,143,256      2,143,258      2,143,261     2,143,263      2,143,265      2,143,267
                                       -----------------------------------------------------------------------------------------

EQUITY (DEFICIT)
----------------
                                       -----------------------------------------------------------------------------------------
PREFERRED STOCK                                    0              0              0             0              0              0
                                       -----------------------------------------------------------------------------------------
COMMON STOCK                                 325,720        325,720        325,720       325,720        325,720        325,720
                                       -----------------------------------------------------------------------------------------
ADDITIONAL PAID IN CAPITAL               102,048,995    102,048,995    102,048,995   102,048,995    102,048,995    102,048,995
                                       -----------------------------------------------------------------------------------------
RETAINED EARNINGS
                                       -----------------------------------------------------------------------------------------
THROUGH FILING DATE                     (146,675,870)  (146,675,870)  (146,675,870) (146,675,870)  (146,675,870)  (146,675,870)
                                       -----------------------------------------------------------------------------------------
POST FILING DATE FY03 THROUGH FY07        46,146,164     46,146,164     46,146,164    46,146,164     46,146,164     46,146,164
                                       -----------------------------------------------------------------------------------------
POST FILING DATE FY08                       (157,427)      (245,368)      (312,309)     (378,870)      (427,233)      (505,844)
                                       -----------------------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------------------
TOTAL EQUITY (NET WORTH)                   1,687,582      1,599,641      1,532,700     1,466,139      1,417,776      1,339,165
                                       -----------------------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                 3,934,836      3,846,572      3,779,634     3,713,965      3,664,715      3,586,106
                                       -----------------------------------------------------------------------------------------
                                                   0              0              0             0              0             (0)



                                      3


                                       -------------------------------------------
                                           MONTH          MONTH          MONTH

                                       -------------------------------------------
                                          09/30/08       10/31/08       11/30/08
                                       -------------------------------------------

PRE-PETITION LIABILITIES:
                                       -------------------------------------------
NOTES PAYABLE                                     0              0              0
                                       -------------------------------------------
ACCRUED INTEREST                                  0              0              0
                                       -------------------------------------------
PRIORITY DEBT                                     0              0              0
                                       -------------------------------------------
UNSECURED DEBT                              103,673        103,673        103,673
                                       -------------------------------------------
INVESTMENT IN SUBSIDIARIES                        0              0              0
                                       -------------------------------------------
OTHER:                                            0              0              0
                                       -------------------------------------------

                                       -------------------------------------------
TOTAL LIABILITIES                           103,673        104,321        103,673
                                       -------------------------------------------


MINORITY INTEREST
                                       -------------------------------------------
THROUGH FILING DATE                         248,667        248,667        248,667
                                       -------------------------------------------
POST FILING DATE                          1,894,604      1,894,607      1,894,555
                                       -------------------------------------------

                                       -------------------------------------------
TOTAL MINORITY INTEREST                   2,143,271      2,143,274      2,143,222
                                       -------------------------------------------

EQUITY (DEFICIT)
----------------
                                       -------------------------------------------
PREFERRED STOCK                                   0              0              0
                                       -------------------------------------------
COMMON STOCK                                325,720        325,720        325,720
                                       -------------------------------------------
ADDITIONAL PAID IN CAPITAL              102,048,995    102,048,995    102,048,995
                                       -------------------------------------------
RETAINED EARNINGS
                                       -------------------------------------------
THROUGH FILING DATE                    (146,675,870)  (146,675,870)  (146,675,870)
                                       -------------------------------------------
POST FILING DATE FY03 THROUGH FY07       46,146,164     46,146,164     46,146,164
                                       -------------------------------------------
POST FILING DATE FY08                      (571,943)      (622,335)      (685,888)
                                       -------------------------------------------

                                       -------------------------------------------
TOTAL EQUITY (NET WORTH)                  1,273,066      1,222,674      1,159,121
                                       -------------------------------------------

                                       -------------------------------------------
TOTAL LIABILITIES & EQUITY                3,520,010      3,470,269      3,406,016
                                       -------------------------------------------
                                                  0              0              0





                                      4